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                      SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON,  D.C.  20549

                                   FORM  8-K

                                CURRENT  REPORT

        PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT

                                JULY 29, 2003
                                DATE  OF  REPORT
                       ---------------------------------
                       (DATE  OF  EARLIEST  EVENT  REPORTED)

                           SYNDICATION  NET.COM,  INC.
             -----------------------------------------------------
            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                              THE  HARTKE  BUILDING
                              7637  LEESBURG  PIKE
                         FALLS  CHURCH,  VIRGINIA  22043
                   ----------------------------------------
                   (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)

                                 703/748-3480
                        ------------------------------
                        (REGISTRANT'S  TELEPHONE  NUMBER)


    DELAWARE                       0-29701                       52-2218873
----------------                  ------------              -------------------
(STATE  OR  OTHER                 (COMMISSION               (I.R.S.  EMPLOYER
JURISDICTION OF                   FILE NUMBER)               IDENTIFICATION NO.)
INCORPORATION)



                         --------------------------------
                       (FORMER  NAME  AND  FORMER  ADDRESS)


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ITEM  5.  Other Items


On July 29, 2003, our Company was informed of the death of our President and our Director, Senator Vance Hartke. On August 4, 2003 the Board of Directors appointed Senator Hartke`s son, Wayne Hartke, as our new President. It is believed, pending estate matters, control of Vance Hartke`s ownership in the Company will be with his wife. Vance Hartke had an ownership interest of 20,000 shares of our Common Stock.

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                                  SIGNATURES


     Pursuant to the requirements of the securities exchange act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                        SYNDICATIONNET.COM,  INC.


                                        BY:  /S/ Wayne Hartke
                                             ---------------------------
                                             President







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